UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2024

Mama’s Creations, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40597	27-0607116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MAMA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ¨☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On October 21, 2024, the Audit Committee of the Board of Directors of Mama’s Creations, Inc. (the “Company”) dismissed Rosenberg Rich Baker Berman P.A. (“RRBB”), which had been serving as our independent registered public accounting firm. On the same date, the Audit Committee approved the engagement of UHY, LLP (“UHY”) to audit our financial statements for the fiscal year ending January 31, 2025. The decisions were approved by the Audit Committee after conducting a process.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended January 31, 2024 and 2023, and the subsequent interim period through and including July 31, 2024, there were no (i) disagreements between us and RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RRBB, would have caused it to make reference thereto in its reports on our financial statements for such periods or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The reports of RRBB on our consolidated financial statements for the fiscal years ended January 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

We have provided RRBB with a copy of the foregoing disclosure and requested that RRBB furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from RRBB is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During our fiscal years ended January 31, 2024 and 2023, and the subsequent interim periods through and including July 31, 2024, neither the Company nor anyone on its behalf consulted with UHY regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us that UHY concluded was an important factor considered by us as any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on October 22, 2024 regarding its transition among independent registered public accounting firms, the text of which is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Rosenberg Rich Baker Berman P.A.
99.1	Press Release dated October 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mama’s Creations, Inc.

Date: October 22, 2024	By:	/s/ Adam L. Michaels
	Name:	Adam L. Michaels
	Title:	Chief Executive Officer